Exhibit 99.2

Index to Unaudited Pro Forma Financial Statement

Unaudited Pro Forma Balance Sheet as of December 9, 2021	F-2
Notes to Unaudited Pro Forma Financial Statement	F-3

BLUE OCEAN ACQUISITION CORP.
PRO FORMA BALANCE SHEET
December 9, 2021
	December 7, 2021	Pro Forma Adjustments		As Adjusted
		(unaudited)		(unaudited)
Assets
Current assets:
Cash on hand	$2,020,890	$-		$2,020,890
Prepaid expenses	284,300	-		284,300
Total current assets	2,305,190	-		2,305,190
Other assets, non-current	257,500	-		257,500
Cash held in Trust Account	168,300,000	24,750,000	(a)	193,545,000
		990,000	(b)
		(495,000	)(c)
Total Assets	$170,862,690	$25,245,000		$196,107,690

Liabilities and Shareholder’s Deficit
Current liabilities:
Accounts payable and accrued expenses	$515,000	$-		$515,000
Accrued offering costs	1,265,784	-		1,265,784
Total current liabilities	1,780,784	-		1,780,784
Warrant liabilities	13,270,350	1,791,900	(e)	15,062,250
Deferred underwriting fee payable	5,775,000	866,250	(d)	6,641,250
Total liabilities	20,826,134	2,658,150		23,484,284

Commitments
Class A ordinary shares subject to possible redemption, 16,500,000 and 18,975,000 shares at redemption value of $10.20 per share, respectively	168,300,000	24,750,000	(a)	193,545,000
		990,000	(b)
		(495,000	)(c)

Shareholders’ Deficit:
Preferred shares, $0.0001 par value, 1,000,000 shares authorized; none issued and outstanding	-	-		-
Class A ordinary shares, $0.0001 Par Value; 200,000,000 shares authorized; no shares issued or outstanding (excluding 16,500,000 and 18,975,000 shares subject to possible redemption)	-
Class B ordinary shares, $0.0001 Par Value; 20,000,000 shares authorized; 4,743,750 shares issued and outstanding	474	-		474
Additional paid-in capital	-	(866,250	)(d)	-
		(1,791,900	)(e)
		(53,678	)(f)
		2,711,828	(g)
Accumulated deficit	(18,263,918)	53,678	(f)	(20,922,068)
		(2,711,828	)(g)
Total shareholders’ deficit	(18,263,444)	2,658,150		(20,921,594)
Total Liabilities and Shareholders’ Deficit	$170,862,690	$25,245,000		$196,107,690

F-2

BLUE OCEAN ACQUISITION CORP.
NOTES TO PRO FORMA FINANCIAL STATEMENT

Note 1 — Closing of Over-allotment Option and Additional Private Placement

The accompanying unaudited Pro Forma Balance Sheet presents the Balance Sheet of Blue Ocean Acquisition Corp. (the “Company”) as of December 7, 2021, adjusted for the closing of the underwriters’ over-allotment option and related transactions which occurred on December 9, 2021 as described below.

On December 7, 2021, the Company consummated the Public Offering of 16,500,000 units (the “Units” and, with respect to the shares of Class A ordinary shares included in the Units being offered, the “Public Shares”), generating gross proceeds of $165,000. Each Unit consists of one Class A ordinary share of the Company (the “Public Shares”) and one-half of one redeemable warrant (the “Public Warrants”). On December 9, 2021, the underwriters fully exercised the over-allotment option and purchased 2,475,000 units (the “Over-Allotment Option Units”) at a price of $10.00 per Over-Allotment Option Unit, generating gross proceeds of $24,750,000.

Simultaneously with the closing of the Public Offering, the Company consummated the sale of 8,235,000 warrants (the “Private Placement Warrants”) at a price of $1.00 per Private Placement Warrant that closed in a private placement to Blue Ocean Sponsor LLC (the “Sponsor”) and Apollo SPAC Fund I, L.P. (“Apollo”) simultaneously with the closing of the Public Offering. On December 9, 2021, the Company consummated the sale of additional 990,000 Private Placement Warrants (the “Additional Private Placement Warrants”) with the Sponsor at a price of $1.00 per Private Placement Warrant, generating total proceeds of $990,000.  The Private Units were issued pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended, as the transactions did not involve a public offering.

Upon closing of the Public Offering, the sale of the Private Placement Warrants, the sale of the Over-Allotment Option Units and the sale of the Additional Private Placement Shares, a total of $193,545,000 ($10.20 per Unit) was placed in a U.S.-based trust account maintained by Continental Stock Transfer & Trust Company, acting as trustee.

Pro forma adjustments to reflect the sale of the Over-Allotment Option Units and the sale of the Additional Private Placement Shares described above are as follows:

	Pro Forma Entries	Debit	Credit
(a)	Cash held in Trust Account	$24,750,000
	Class A ordinary shares subject to possible redemption		$24,750,000
	To record sale of 2,475,000 Overallotment Option Units at $10.00 per Unit

(b)	Cash held in Trust Account	$990,000
	Class A ordinary shares subject to possible redemption		$990,000
	To record sale of 990,000 Additional Private Placement Warrants at $1.00 per Private Placement Unit

(c)	Class A ordinary shares subject to possible redemption	$495,000
	Cash held in Trust Account		$495,000
	To record payment of cash underwriting fees as a reduction to Class A ordinary share redemption value

(d)	Additional paid-in capital	$866,250
	Deferred underwriting commissions		$866,250
	To record additional deferred underwriting fees arising from the sale of Over-allotment Option Units

(e)	Additional paid-in capital	$1,791,900
	Warrant liability		$1,791,900
	To record warrant liability arising from the sale of 990,000 Additional Private Placement Warrants

(f)	Additional paid-in capital	$53,678
	Accumulated deficit		$53,678
	To record offering costs allocated to warrant liability

(g)	Accumulated deficit	$2,711,828
	Additional paid-in capital		$2,711,828
	To reclass deficit from additional paid-in capital to accumulated deficit

F-3